UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  November 12, 2019

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	NEP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 13, 2019, Meade Pipeline Investment, LLC (the purchaser), an indirect subsidiary of NextEra Energy Partners, LP (NEP), completed the acquisition (the acquisition) of all of the ownership interests in Meade Pipeline Co LLC (Meade), which owns a 39.2% ownership interest in the Central Penn Line, a 185-mile natural gas pipeline that operates in Pennsylvania, and a 40% ownership interest in an expansion project of the gas pipeline, under the purchase and sale agreement filed as Exhibit 2.1 to NEP's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2019 (the Purchase Agreement 8-K). The purchase price included cash consideration of $1.28 billion, which was reduced by a negative adjustment for working capital and other items of approximately $15 million (subject to post-closing working capital and other adjustments), plus approximately $90 million of estimated future capital expenditure related to the expansion project.

Also on November 13, 2019, the purchaser borrowed approximately $816 million under limited-recourse senior secured variable rate term loans pursuant to the credit agreement previously disclosed under Item 2.03 to the Purchase Agreement 8-K. The borrowings were used, together with cash on hand and the net proceeds from the Class B investment described below, to fund the cash purchase price of the acquisition.

Additionally, on November 13, 2019, an indirect subsidiary of NEP issued and sold 100% of the non-controlling Class B membership interest in NextEra Energy Partners Pipelines, LLC (NEP Pipelines) for approximately $168 million (the Class B investment) under the membership interest purchase agreement dated as of September 29, 2019 (membership purchase agreement), filed as Exhibit 2.2 to the Purchase Agreement 8-K, by and among NEP, NextEra Energy Partners Pipelines Holdings, LLC (NEP Pipelines Holdings), NEP Pipelines and GEPIF III Meade Investco, L.P. (the Class B purchaser), an affiliate of a fund managed by BlackRock Global Energy & Power Infrastructure (BlackRock). NEP Pipelines indirectly owns Meade. NEP Pipelines Holdings owns 100% of the Class A membership interest in NEP Pipelines and NEP will consolidate NEP Pipelines.

In connection with the Class B investment, the limited liability company agreement of NEP Pipelines was amended and restated (as so amended and restated, the LLC agreement). Under the LLC agreement, NEP, through its indirect ownership of NEP Pipelines Holdings, will receive approximately 99% of NEP Pipelines’ cash distributions for the first six years after closing, and BlackRock will receive 1%. From the third and one-half anniversary to the sixth and one-half anniversary of the closing, NEP has the option (the buyout right), subject to certain limitations, to purchase BlackRock’s Class B membership interest in NEP Pipelines at a buyout price that implies a fixed pre-tax annual levered return of approximately 11% to BlackRock (inclusive of all prior distributions). If the buyout right is exercised, subject to certain terms and conditions, NEP has the right to pay up to 100% of the buyout price in NEP non-voting common units, issued at the then-current market price of NEP common units. After November 13, 2025, if NEP has not exercised its entire buyout right, or after November 13, 2024, if certain minimum buyouts have not occurred, BlackRock’s allocation of distributable cash flow from NEP Pipelines for the portion of the Class B membership interest that BlackRock still owns would increase to 99%. Under a registration rights agreement entered into on November 13, 2019, BlackRock has certain rights to require NEP to file a shelf registration for the common units that may be issuable if NEP exercises the buyout right.

On November 12, 2019, the partnership agreement of NEP was amended and restated (as so amended and restated, the NEP Partnership Agreement) to establish certain terms of the NEP non-voting common units associated with the Class B investment. Following any exercise of the buyout right, the NEP non-voting common units will have, among other terms, the right to receive pro rata quarterly cash distributions and the right to convert, subject to certain limitations, the NEP non-voting common units into NEP common units on a one-for-one basis.

Set forth below are responses to the applicable Items of Form 8-K that are implicated by the transactions described above.

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 and qualified in its entirety by the text of the relevant agreements, which are included as Exhibits 3.1 and 10.1 hereto and incorporated by reference herein.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The non-controlling Class B membership interest in NEP Pipelines was sold to BlackRock in reliance upon an exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 and qualified in its entirety by the text of the relevant agreements, which are included as Exhibits 3.1 and 10.1 hereto and incorporated by reference herein.

The general effect of the issuance of the non-controlling Class B membership interest in NEP Pipelines upon the rights of the holders of the common units of NEP is described in the Explanatory Note, which description is incorporated by reference herein.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 and qualified in its entirety by the text of the NEP Partnership Agreement, which is included as Exhibit 3.1 hereto and incorporated by reference herein.

On November 12, 2019, the NEP Partnership Agreement established the rights, preferences, privileges and other terms relating to the non-voting common units associated with the Class B investment (see primarily Section 5.9 of the NEP Partnership Agreement).

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Fifth Amended and Restated Agreement of Limited Partnership of NextEra Energy Partners, LP, dated as of November 12, 2019
10.1	Amended and Restated Limited Liability Company Agreement of NextEra Energy Partners Pipelines, LLC, dated as of November 13, 2019
101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 18, 2019

NEXTERA ENERGY PARTNERS, LP
(Registrant)

JAMES M. MAY
James M. May Controller and Chief Accounting Officer